Exhibit 10.18

WAIVER

WAIVER, dated as of November 5, 2020 (this “Waiver”), to the FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 4, 2019 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties (as defined therein) party thereto, the lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other parties named therein.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders waive compliance with Section 2.16(e) of the Credit Agreement with respect to the fiscal year ending September 30, 2020; and

WHEREAS, the Required Lenders have agreed to such waiver on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2.Waiver to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below, as of the Effective Date, the Required Lenders hereby waive compliance with Section 2.16(e) of the Credit Agreement solely with respect to the fiscal year ending September 30, 2020; provided that the foregoing waiver shall not be deemed to modify or affect the obligations of the Borrower to comply with each and every obligation, covenant, duty, or agreement under the Credit Agreement and the other Loan Documents, in each case as amended, restated, supplemented or otherwise modified, from and after the date hereof (after giving effect to this Waiver).

3.Conditions to Effectiveness of the Waiver.  The Waiver shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)The Administrative Agent shall have received an executed counterpart hereof from the Loan Parties and the Required Lenders;

(b)The Administrative Agent shall have received, for the account of each Lender that executes and delivers to the Administrative Agent a signature page to this Waiver on or prior to the Effective Date (each a “Consenting Lender”), a consent fee in an amount equal to 0.025% of the sum of the Revolving Commitment of such Consenting Lender plus the outstanding principal amount of the Term Loans held by such Consenting Lender, in each case, immediately prior to the Effective Date, which consent fee shall be earned, due and payable on, and subject to the occurrence of, the Effective Date;

(c)On the Effective Date, the representations and warranties set forth in Section 4 below shall be true and correct in all material respects; and

Exhibit 10.18

(d)Since December 4, 2019, both immediately before and after giving effect to this Waiver, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

5.Representations and Warranties.  The Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Waiver (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Waiver has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Waiver.

6.Acknowledgement and Confirmation of the Loan Parties.  Each Loan Party hereby confirms and agrees that, after giving effect to this Waiver, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Waiver.  This acknowledgement and confirmation by each Loan Party is made and delivered to induce the Administrative Agent and the Lenders to enter into this Waiver, and each Loan Party acknowledges that the Administrative Agent and the Lenders would not enter into this Waiver in the absence of the acknowledgement and confirmation contained herein.  This Waiver shall constitute a Loan Document under the terms of the Credit Agreement.

7.Limited Waiver.  This Waiver is a one-time waiver and does not constitute a waiver of any other provision of the Credit Agreement or the other Loan Documents, or any other right, power or remedy of the Lenders thereunder. This Waiver is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Documents.

8.Severability.  In case any provision of or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.Headings.  Headings and captions used in this Waiver are included for convenience of reference only and shall not be given any substantive effect.

10.Governing Law; Submission To Jurisdiction.  This Waiver shall be construed in accordance with and governed by the laws of the State of New York.

11.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WAIVER OR ANY OTHER LOAN DOCUMENT.

12.Expenses.  The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Waiver (whether or not the

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transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

13.Counterparts; Integration.  This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Waiver. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Waiver and/or any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.  This Waiver constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the day and year first above written.

PETROLEUM HEAT AND POWER CO., INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

A.P. WOODSON COMPANY

Champion Energy LLC

COLUMBIA PETROLEUM
   TRANSPORTATION, LLC

GRIFFITH ENERGY SERVICES, INC.

GRIFFITH-ALLIED TRUCKING, LLC

Hoffman Fuel Company of Danbury

Milro GROUP LLC

MEENAN HOLDINGS LLC

MEENAN OIL LLC

MINNWHALE LLC

ORTEP OF PENNSYLVANIA, INC.

PETRO HOLDINGS, INC.

PETRO PLUMBING CORPORATION

PETRO, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

RICHLAND PARTNERS, LLC

Rye Fuel Company

STAR ACQUISITIONS, INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

SIGNATURE PAGE TO WAIVER

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STAR GROUP, L.P.

By: KESTREL HEAT, LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

MEENAN OIL CO., L.P.

By: MEENAN OIL LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

CFS LLC
By: RICHLAND PARTNERS, LLC, its Sole Member

By: /s/ Richard F. Ambury

Name:Richard F. Ambury
TitleChief Financial Officer, Executive Vice

President, Treasurer and Secretary

SIGNATURE PAGE TO WAIVER

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:/s/ Donna DiForio    ___

Name:	Donna DiForio
Title:	Authorized Officer

SIGNATURE PAGE TO WAIVER

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BANK of AMERICA, N.A., as a Lender

By:/s/ Matthew T. O’Keefe    __

Name:	Matthew T. O’Keefe
Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER

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BMO HARRIS BANK, N.A., as a Lender

By:/s/ Terrence McKenna    __

Name:	Terrence McKenna
Title:	Director

SIGNATURE PAGE TO WAIVER

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CITIBANK, N.A., as a Lender

By:/s/ Christy Yang    __

Name:	Christy Yang
Title:	Authorized Signatory

SIGNATURE PAGE TO WAIVER

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ISRAEL DISCOUNT BANK OF NEW YORK, N.A., as a Lender

By:/s/ Dionne S. Rice    __

Name:	Dionne S. Rice
Title:	First Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, N.A., as a Lender

By:/s/ Richard Miller    __

Name:	Richard Miller

Title: Senior Vice President

SIGNATURE PAGE TO WAIVER

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KEYBANK NATIONAL ASSOCIATION, N.A., as a Lender

By:/s/ Jonathan Roe    __

Name:	Jonathan Roe

Title: Vice President

SIGNATURE PAGE TO WAIVER

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PNC BANK, N.A., as a Lender

By:/s/ Alberto Casasus    __

Name:	Alberto Casasus

Title: Senior Vice President

SIGNATURE PAGE TO WAIVER

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TD BANK, N.A., as a Lender

By:/s/ Vijay Prasad    __

Name:	Vijay Prasad

Title: Senior Vice President

SIGNATURE PAGE TO WAIVER

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WEBSTER BUSINESS CREDIT CORPORATION, N.A., as a Lender

By:/s/ Marc Postiglione    __

Name:	Marc Postiglione

Title: Vice President

SIGNATURE PAGE TO WAIVER